J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Dynamic Small Cap Growth Fund

(All Share Classes)

(a series of JPMorgan Trust I)

JPMorgan Mid Cap Growth Fund

JPMorgan Small Cap Growth Fund

(All Share Classes)

(series of JPMorgan Trust II)

Supplement dated March 13, 2017

to the Summary Prospectuses, Prospectuses

and Statement of Additional Information

dated November 1, 2016, as supplemented

Effective immediately, Felise Agranoff is on parental leave. During the time Ms. Agranoff is on leave, the JPMorgan Dynamic Small Cap Growth Fund, the JPMorgan Mid Cap Growth Fund and the JPMorgan Small Cap Growth Fund (each, a “Fund”) will each continue to be managed by the remaining members of the portfolio management team. Ms. Agranoff is expected to return from her leave on or about April 24, 2017, at which point she will resume her full responsibilities as a member of each Fund’s portfolio management team.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-EQ-PM-317